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[DESCRIPTION] CONSENT OF INDEPENDENT ACCOUNTANTS

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                                 EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in the previously filed Registration Statement (Nos. 33-66676, 333-29485, 333-67669 and 333-57163) of Health Care Property Investors, Inc. of our report dated December 7, 1998, with respect to the Pro Forma Statements of Operations of the Acquired Properties (as listed in Item 2 of the Current Report on Form 8-K/A) included in the Current Report on Form 8-K/A Amendment No. 1 filed December 11, 1998, with the Securities and Exchange Commission.



                                                       ARTHUR ANDERSEN LLP

Orange County, California
December 7, 1998